Exhibit 99.1

Helmerich & Payne, Inc. Meetings with Investors October 4, 2011

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

* Includes 35 new FlexRigs under construction with customer commitments and scheduled for completion during fiscal 2012.

Growing Shareholder Value

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments, and exclude an idle conventional rig that was recently sold.

As of September 14, 2001 Lower 48 U.S. Land Market Share Active Rig Market Share – Ten Years Ago Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits S.T.A.T.S..

As of September 16, 2011 Lower 48 U.S. Land Market Share Organically Growing Active Rig Market Share Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits S.T.A.T.S..

Highest U.S. Activity Level in Company History As of 9/30/11

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments, and exclude an idle conventional rig that was recently sold. 290 49

 Macroeconomic uncertainty combined with weakened and volatile energy prices continue to influence expectations. Notwithstanding: U.S. land drilling rig counts and spot pricing remain strong. H&P’s U.S. Land activity continues to expand as newly completed FlexRigs commence field operations. Encouraging conversations with customers continue regarding additional new build commitments. H&P’s U.S. Land Market Observations

H&P’s U.S. Land Fleet Activity ** Includes completed new builds that were waiting on customers and which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days.

H&P Global Fleet Under Term Contract

Technology & Quality Service Make a Difference * Does not include the impact of early contract termination revenue. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT through Q2CY11. H&P’s Margin Premium

Technology & Quality Service Make a Difference * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. ** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48 through Q2CY11. H&P’s Utilization Premium

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment.

Key Considerations in a Volatile Environment Additional growth potential through new builds with long-term contracts Quality of active fleet that is exposed to the spot market Term contract coverage Customer base

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Majors Large Operators Small & Private Operators Industry U.S. Land Activity Estimated Customer Distribution (Late August 2011) Majors Large Operators Small & Private Operators H&P U.S. Land Activity Estimated Customer Distribution (Late August 2011)

Market Trends Favor H&P Drilling today involves more complex well designs directed at oil and liquid rich plays. Customers continue to focus on efficiency and technology to achieve lower total well costs. Major customers are increasingly proactive in terms of safety and environmental protection. The U.S. new build replacement cycle continues...

H&P’s Lead in U.S. High-Efficiency Rig Offering Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets and new build commitments are derived from Rig Data and corporate filings. 0 50 100 150 200 250 HP NBR PTEN PDS Estimated Number of AC Drive Land Rigs in U.S. AC Drive land rigs (existing as of second quarter announcements of calendar 2011) Additional commitments under long - term contracts (assuming all are AC Drive rigs)

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